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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 17, 2006

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

       NEW YORK                        0-10592                  14-1630287
State or Other Jurisdiction of    Commission File No.        I.R.S. Employer
Incorporation or Organization                             Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240.13e-4(c))

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


TrustCo Bank Corp NY


Item 2.02.     Results of Operations and Financial Condition
----------     ---------------------------------------------
               On October 17, 2006, TrustCo Bank Corp NY ("TrustCo") issued a press release with third quarter and year to date results for the period ending September 30, 2006. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------
               (c)    Exhibits

               Reg S-K Exhibit No.       Description
               -------------------       -----------
                     99(a)               Press release dated October 17, 2006,
                                         for the period ending September 30,
                                         2006, regarding third quarter and year
                                         to date results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 17, 2006

                                               TrustCo Bank Corp NY
                                               (Registrant)


                                               By:/s/ Robert T. Cushing
                                                  ---------------------
                                                  Robert T. Cushing
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                  Description                          Page
------------------         ------------------------------------          ------
      99(a)                Press release dated October 17, 2006,         5 - 12
                           for the period ending September 30, 2006, regarding third quarter and year to date results.

TRUSTCO                                                         Exhibit 99 (a)
Bank Corp NY                                                    News Release
-------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                       NASDAQ -- TRST

Contact:   Robert M. Leonard
           Administrative Vice President
           (518) 381-3693

FOR IMMEDIATE RELEASE

                     TrustCo Announces Third Quarter Results

Glenville, New York - October 17, 2006 TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) today announced results for the third quarter of 2006 and for the first nine months of the year. Net income for the third quarter of 2006 was $11.2 million, compared to $15.7 million for 2005. Diluted earnings per share were $0.149 for the third quarter 2006 compared to $0.208 for the third quarter of 2005. Return on average assets and return on average equity were 1.48% and 18.89% for the third quarter of 2006 compared to 2.20% and 27.38% for the third quarter of 2005.

Robert J. McCormick, President and Chief Executive Officer, said, "This is a difficult period in the banking industry and TrustCo is not immune. The flat or inverted yield curve continues to have a negative impact on earnings, however, unlike many of our peers, TrustCo has a growth plan that continues to show impressive results. As of September 30, 2006, total loans have increased $290.5 million or 20.8% and deposits have increased $164.9 million or 6.6% compared to September 30, 2005."

Net income for the nine months ending September 30, 2006 was $36.0 million or $0.479 in diluted earnings per share compared to $45.6 million or $0.605 in diluted earnings per share for the nine months ending September 30, 2005. The year-to-date 2005 results included pretax nonrecurring gains of $2.0 million from the sale of the former operations center and the sale of the credit card portfolio, $5.7 million of net security gains in 2005 as compared to $264 thousand of net security losses in 2006 and $4.8 million of a credit from the allowance for loan losses in 2005 as compared to a credit of $3.6 million in 2006.

Our efficiency ratio performance was 40.46% for the first nine months of 2006 compared to 37.48% for the same period in 2005. We continually strive to deliver superior quality service to our customers at the lowest possible cost, an effort that has been central to our management philosophy for many years.

Mr. McCormick stated: "We are proud to announce that during the third quarter of 2006 we opened our Pittsfield, Massachusetts office. This is our 89th branch overall and our first in Massachusetts. We will look to add a few additional offices in the Western Massachusetts area should opportunities arise. During the third quarter, we also opened an office in Airmont, NY (Rockland County) and three in Florida, bringing our total in the Sunshine State to seventeen with additional openings planned for the fourth quarter of 2006."

US Banker, an industry publication, recently listed the top 100 performing Mid-Tier Savings Banks in the Country. TrustCo ranked fourth best.
Mr. McCormick said: "It is gratifying to be continually ranked as one of the top managed Savings Banks in the Nation."

TrustCo is a $3.0 billion bank holding company and through its subsidiary, Trustco Bank, operates 89 offices in New York, New Jersey, Vermont, Massachusetts, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq Global Market of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo's actual results, and could cause TrustCo's actual financial performance to differ materially from that expressed in any forward-looking statement: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in local market area and general business and economic trends. The foregoing list should not be construed as exhaustive, and the Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)

                                                                   Three Months Ended
                                                    09/30/06            06/30/06            09/30/05
Summary of operations
 Net interest income (TE)                         $     25,164              25,704               27,710
 Provision (credit) for loan losses                        -                (1,775)              (1,680)
 Net securities transactions                                24                 -                    776
 Noninterest income                                      3,871               3,917                5,659
 Noninterest expense                                    11,699              11,986               10,814
 Net income                                             11,179              12,424               15,719

Per common share
 Net income per share:
     - Basic                                      $      0.149               0.166                0.210
     - Diluted                                           0.149               0.165                0.208
 Cash dividends                                          0.160               0.160                0.150
 Tangible Book value at period end                        3.03                2.86                 3.07
 Market price at period end                              10.84               11.02                12.53

At period end
 Full time equivalent employees                            556                 532                  504
 Full service banking offices                               89                  84                   77

Performance ratios
 Return on average assets                                 1.48 %              1.69                 2.20
 Return on average equity (1)                            18.89               21.44                27.38
 Efficiency (2)                                          40.09               41.48                36.23
 Net interest spread (TE)                                 3.03                3.15                 3.73
 Net interest margin (TE)                                 3.46                3.56                 4.03
 Dividend payout ratio                                  107.12               96.28                71.43

Capital ratios at period end (3)
 Total equity to assets                                   7.81 %              7.89                 8.17
 Tier 1 risk adjusted capital                            15.11               15.45                16.92
 Total risk adjusted capital                             16.38               16.72                18.19

Asset quality analysis at period end
 Nonperforming loans to total loans                       0.38 %              0.32                 0.21
 Nonperforming assets to total assets                     0.22                0.17                 0.10
 Allowance for loan losses to total loans                 2.53                2.63                 3.34
 Coverage ratio (4)                                        6.7 X               8.3                 16.1

(1) Average equity excludes the effect of the market value adjustment for securities available for sale.
(2) Calculated as noninterest expense (excluding ORE income/expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3) Capital ratios exclude the effect of the market value adjustment for securities available for sale.
(4) Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.


                                                         Nine Months Ended
                                                    09/30/06            09/30/05
Summary of operations
 Net interest income (TE)                       $    77,113              81,159
 Provision (credit) for loan losses                  (3,575)             (4,760)
 Net securities transactions                           (264)              5,683
 Noninterest income                                  11,381              14,676
 Noninterest expense                                 35,610              33,653
 Net income                                          35,969              45,611

Per common share
 Net income per share:
     - Basic                                    $     0.480               0.608
     - Diluted                                        0.479               0.605
 Cash dividends                                       0.480               0.450
 Tangible Book value at period end                     3.03                3.07
 Market price at period end                           10.84               12.53

Performance ratios
 Return on average assets                              1.63 %              2.15
 Return on average equity (1)                         20.63               26.91
 Efficiency (2)                                       40.46               37.48
 Net interest spread (TE)                              3.17                3.65
 Net interest margin (TE)                              3.57                3.92
 Dividend payout ratio                                99.84               73.96

(1) Average equity excludes the effect of the market value adjustment for securities available for sale.
(2) Calculated as noninterest expense (excluding ORE income/expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).


TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                                 09/30/06             12/31/05         09/30/05


ASSETS

 Loans, net                                                  $    1,646,202            1,425,342         1,351,690
 Securities available for sale                                    1,104,614            1,084,076         1,099,268
 Federal funds sold and other short-term investments                103,079              257,196           242,898
                                                             --------------        -------------     -------------

   Total earning assets                                           2,853,895            2,766,614         2,693,856

 Cash and due from banks                                             49,324               55,667            51,410
 Bank premises and equipment                                         23,848               21,734            21,056
 Other assets                                                        73,802               68,744            62,493
                                                             --------------        -------------     -------------

   Total assets                                              $    3,000,869            2,912,759         2,828,815
                                                             ==============        =============     =============

LIABILITIES
 Deposits:
  Demand                                                     $      243,984              251,012           247,664
  Interest-bearing checking                                         276,264              309,668           308,136
  Savings                                                           682,272              725,336           743,233
  Money market                                                      307,412              190,560           160,097
  Certificates of deposit (in denominations of
  $100,000 or more)                                                 248,340              225,611           203,645
  Other time deposits
                                                                    890,991              860,300           821,598
                                                             --------------        -------------     -------------

   Total deposits                                                 2,649,263            2,562,487         2,484,373

 Short-term borrowings                                               91,705               87,935            81,266
 Long-term debt                                                          66                   87                94
 Other liabilities                                                   32,332               33,589            33,421
                                                             --------------        -------------     -------------

   Total liabilities                                              2,773,366            2,684,098         2,599,154

SHAREHOLDERS' EQUITY                                                227,503              228,661           229,661
                                                             --------------        -------------     -------------

   Total liabilities and
    shareholders' equity                                     $    3,000,869            2,912,759         2,828,815
                                                             ==============        =============     =============

Number of common shares
 outstanding, in thousands                                           74,828               74,776            74,739

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                Three Months Ended
                                                                 09/30/06             06/30/06         09/30/05

Interest income
   Loans                                                     $       26,696               25,470           22,225
   Investments                                                       14,137               14,201           13,689
   Federal funds sold and other short term investments                2,009                2,271            2,519
                                                             --------------        --------------     ------------

      Total interest income                                          42,842               41,942           38,433

Interest expense
   Deposits                                                          17,489               16,056           10,963
   Borrowings                                                           990                  962              538
                                                             --------------        --------------     ------------

      Total interest expense                                         18,479               17,018           11,501
                                                             --------------        --------------     ------------

      Net interest income                                            24,363               24,924           26,932

Provision (credit) for loan losses                                      -                 (1,775)          (1,680)
                                                             --------------        --------------      ------------

      Net interest income after
       provision (credit) for loan losses                            24,363               26,699           28,612

Net securities transactions                                              24                  -                776
Noninterest income                                                    3,871                3,917            5,659
Noninterest expense                                                  11,699               11,986           10,814
                                                             --------------        --------------      ------------

Income before income taxes                                           16,559               18,630           24,233
Income tax expense                                                    5,380                6,206            8,514
                                                             --------------        --------------      ------------

Net income                                                   $       11,179               12,424           15,719
                                                             ==============        ==============     =============


Net income per share:
      - Basic                                                $        0.149                0.166            0.210
      - Diluted                                              $        0.149                0.165            0.208

Avg equivalent shares outstanding, in thousands:
      - Basic                                                        74,920               74,894           74,931
      - Diluted                                                      75,089               75,112           75,440


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                    Nine Months Ended
                                                                09/30/06          09/30/05

Interest income
   Loans                                                     $      76,517            63,195
   Investments                                                      42,204            37,620
   Federal funds sold and other short term investments               6,772             9,519
                                                             --------------     -------------

     Total interest income                                         125,493           110,334

Interest expense
   Deposits                                                         47,964            30,480
   Borrowings                                                        2,731             1,354
                                                             --------------     -------------

     Total interest expense                                         50,695            31,834

     Net interest income                                            74,798            78,500

Provision (credit) for loan losses                                  (3,575)           (4,760)
                                                             --------------     -------------

      Net interest income after
       provision (credit) for loan losses                           78,373            83,260

Net securities transactions                                           (264)            5,683
Noninterest income                                                  11,381            14,676
Noninterest expense                                                 35,610            33,653
                                                             --------------     -------------

Income before income taxes                                          53,880            69,966
Income tax expense                                                  17,911            24,355
                                                             --------------     -------------

Net income                                                   $      35,969            45,611
                                                             ==============     =============


Net income per share:
      - Basic                                                $       0.480             0.608
      - Diluted                                              $       0.479             0.605

Avg equivalent shares outstanding, in thousands:
      - Basic                                                       74,896            74,958
      - Diluted                                                     75,155            75,433

CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)


                                                                                    Three Months Ended
                                                                  09/30/06              06/30/06            09/30/05

Total assets                                                  $     2,988,221            2,946,441           2,833,554
Shareholders' equity                                                  218,418              215,412             229,758
Total loans                                                         1,649,303            1,567,535           1,363,501
Securities available for sale                                       1,121,706            1,129,033           1,097,270
Interest-earning assets                                             2,921,038            2,882,392           2,756,992
Interest-bearing deposits                                           2,401,564            2,356,285           2,252,074
Interest-bearing liabilities                                        2,496,810            2,455,573           2,334,652
Demand deposits                                                       245,956              247,029             240,253


                                                                       Nine Months Ended
                                                                  09/30/06              09/30/05

Total assets                                                  $     2,944,666            2,840,069
Shareholders' equity                                                  219,595              228,813
Total loans                                                         1,571,464            1,305,189
Securities available for sale                                       1,116,671              999,517
Interest-earning assets                                             2,875,253            2,760,806
Interest-bearing deposits                                           2,356,726            2,268,038
Interest-bearing liabilities                                        2,452,195            2,350,288
Demand deposits                                                       244,978              233,316





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